UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2026

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2     Financial Information
Item 2.01    Completion of Acquisition or Disposition of Assets
Compass Group Diversified Holdings LLC (the “Company”) and Compass Diversified Holdings (“Holdings” and, together with the Company, collectively “CODI,” “us” or “we”) acquires and manages small to middle market businesses in the ordinary course of its business. The following description relates to the recent divestiture of one such business.
Sterno’s Food Service Business
On March 28, 2026, the Company, in its capacity as the representative (the “Stockholder Representative”) of the holders (the “Stockholders”) of common stock of SternoCandleLamp Holdings, Inc. (“Sterno”), a majority owned subsidiary of the Company, and for the limited purposes of the Rimports Distribution (as defined below), entered into a definitive Agreement and Plan of Merger (the “Agreement”) with WCHG Buyer, Inc. (“Parent”), WCHG Heat Merger Sub, Inc. (“Merger Sub”) and Sterno, pursuant to which (i) Parent would acquire all of the issued and outstanding equity securities of Sterno (which is the parent company for both a food service business and home fragrance business) through the merger of Merger Sub with and into Sterno, with Sterno surviving the merger and becoming a wholly owned subsidiary of Parent (the “Merger”), and (ii) on the day immediately prior to the closing of the Merger, Sterno would cause the distribution of all the limited liability company interests of its indirect wholly owned subsidiary Rimports, LLC (“Rimports”), which is the holding company of Sterno’s home fragrance business, to the Stockholders (the “Rimports Distribution”), with Rimports remaining a majority owned subsidiary of CODI.
On April 30, 2026, the parties completed the Rimports Distribution and on May 1, 2026 completed the Merger pursuant to the Agreement. The sale price of Sterno’s food service business was based on an enterprise value of $292.5 million, subject to certain adjustments based on matters such as transaction expenses, change-of-control payments, option termination payments and the net working capital, cash and debt balances of Sterno and its subsidiaries (excluding Rimports and its subsidiaries) at the time of the closing. $2.6 million of the closing proceeds was placed in escrow for purposes of satisfying post-closing purchase price true-ups, if any, in favor of Parent. After the allocation of the sales price to Sterno’s non-controlling Stockholders and payment of transaction costs, CODI received approximately $282 million of total proceeds at closing. This amount is in respect to the Company's outstanding loans to Sterno (including accrued interest) and its equity interests in Sterno. The proceeds will be used to pay down outstanding debt under the Company’s senior credit facility. CODI expects to record a gain on the sale of Sterno’s food service business in the quarter ending June 30, 2026.
The foregoing brief description of the Agreement is not meant to be exhaustive and is qualified in its entirety by the Agreement itself, which is incorporated herein by reference to Exhibit 2.1 to CODI’s Current Report on Form 8-K filed on March 30, 2026.
Section 8     Other Events
Item 8.01    Other Events
On May 4, 2026, CODI issued a Press Release announcing the closing of the sale of Sterno’s food service business. The foregoing description of the Press Release is qualified in its entirety by reference to the complete text of the Press Release furnished as Exhibit 99.1 hereto, which is hereby incorporated by reference herein.
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, expectations with respect to the sale of Sterno’s food service business and the future operations of Rimports. Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “future,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by management, and on information currently available to management. These statements involve risk and uncertainties that could cause actual results and outcomes to differ, perhaps materially, including, but not limited to: risks associated with the disposition of Sterno’s food service business generally; risk associated with the future operations and performance of Rimports; and the risks to the Company’s financial condition associated with the fees that will be incurred under its senior credit facility if leverage is not reduced prior to the milestone dates set forth in the senior credit facility. Please see CODI’s Annual Report on Form 10-K for the

year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2026 for other risk factors that you should consider in connection with such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements have been made. Except as required by law, CODI undertakes no public obligation to update any forward-looking statements to reflect events, circumstances, or new information after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events.

Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The unaudited condensed consolidated pro forma balance sheet of Compass Diversified Holdings at December 31, 2025 and the unaudited condensed consolidated pro forma statement of operations for the year ended December 31, 2025 and notes thereto are filed as Exhibit 99.2 hereto and incorporated by reference herein.
(d)    Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated March 28, 2026, by and among (i) SternoCandleLamp Holdings, Inc., (ii) WCHG Buyer, Inc., (iii) WCHG Heat Merger Sub, Inc., and (iv) Compass Group Diversified Holdings LLC, as the Stockholder Representative and for the limited purposes of Section 6.20 therein (incorporated by reference to Exhibit 2.1 to CODI’s Current Report on Form 8-K filed on March 30, 2026).

99.1	Press Release dated May 4, 2026 announcing the closing of the sale of Sterno’s food service business.

99.2
Unaudited Condensed Consolidated Pro Forma Balance Sheet of Compass Diversified Holdings at December 31, 2025 and Unaudited Condensed Consolidated Pro Forma Statement of Operations for the year ended December 31, 2025 and notes thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2026	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2026	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer